SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                     -------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2004


                   Exact name of registrants as specified in
 Commission     their charters, address of principal executive          IRS Employer
File Number        offices and registrants' telephone number       Identification Number
-----------     ----------------------------------------------     ---------------------
  1-14465                        IDACORP, Inc.                           82-0505802
   1-3198                     Idaho Power Company                        82-0130980
                              1221 W. Idaho Street
                              Boise, ID 83702-5627
                                 (208) 388-2200

               State or Other Jurisdiction of Incorporation: Idaho



                               -------------------

           Former name or address, if changed since last report: None.

                                  IDACORP, Inc.
                               Idaho Power Company

                                    Form 8-K

     Item 5.     Other Events and Regulation FD Disclosure.

On October 15, 2002, Public Utility District No. 1 of Grays Harbor County, Washington (Grays Harbor) filed a lawsuit in the Superior Court of the State of Washington, for the County of Grays Harbor, against IDACORP, Idaho Power Company
(IPC) and IDACORP Energy (IE). On March 9, 2001, Grays Harbor entered into a 20 Megawatt (MW) purchase transaction with IPC for the purchase of electric power from October 1, 2001 through March 31, 2002, at a rate of $249 per Megawatt-hour
(MWh). In June 2001, with the consent of Grays Harbor, IPC assigned all of its rights and obligations under the contract to IE. In its lawsuit, Grays Harbor alleged that the assignment was void and unenforceable, and sought restitution from IE and IDACORP, or in the alternative, Grays Harbor alleged that the contract should be rescinded or reformed. Grays Harbor sought as damages an amount equal to the difference between $249 per MWh and the "fair value" of electric power delivered by IE during the period October 1, 2001 through March 31, 2002.

IDACORP, IPC and IE had this action removed from the state court to the United States District Court for the Western District of Washington at Tacoma. On November 12, 2002, the companies filed a motion to dismiss Grays Harbor's complaint, asserting that the United States District Court lacked jurisdiction because the FERC has exclusive jurisdiction over wholesale power transactions and thus the matter is preempted under the Federal Power Act (FPA) and barred by the filed-rate doctrine. The court ruled in favor of the companies' motion to dismiss and dismissed the case with prejudice on January 28, 2003. On February 25, 2003, Grays Harbor filed a Notice of Appeal, appealing the final judgment of dismissal to the United States Court of Appeals for the Ninth Circuit.

On August 10, 2004, a three-judge panel issued its decision affirming the trial court's dismissal of Grays Harbor's complaint. The appellate court agreed with the trial court that if successful, Grays Harbor's complaint as pleaded necessarily would require the trial court to set a different rate from the market rate established in the contract, which was an area within the exclusive jurisdiction of FERC. However, the appellate court reversed the district court's denial of leave to amend the complaint and remanded the case to permit Grays Harbor to file an amended complaint limited to the question of whether a valid contract existed. The appellate court stated that if the trial court finds that no valid contract was formed, Grays Harbor will have to seek any further relief (including any monetary relief, if available) on that finding from FERC.

The companies are analyzing the decision to determine whether to seek reconsideration or further review of the appellate court's decision.

Certain statements contained in this current report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are "forward-looking


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


statements" within the meaning of federal securities laws. Although IDACORP and Idaho Power believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Important factors that could cause actual results to differ materially from the forward-looking statements include: changes in governmental policies and regulatory actions, including those of the Federal Energy Regulatory Commission, the Idaho Public Utilities Commission and the Oregon Public Utility Commission, with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, relicensing of hydroelectric projects, recovery of purchased power, recovery of other capital investments, present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs) and other refund proceedings; litigation and regulatory proceedings resulting from the energy situation in the western United States; economic, geographic and political factors and risks; changes in and compliance with environmental, endangered species and safety laws and policies; weather variations affecting hydroelectric generating conditions and customer energy usage; operating performance of plants and other facilities; system conditions and operating costs; population growth rates and demographic patterns; pricing and transportation of commodities; market demand and prices for energy, including structural market changes; changes in capacity, fuel availability and prices; changes in tax rates or policies, interest rates or rates of inflation; changes in actuarial assumptions; adoption of or changes in critical accounting policies or estimates; exposure to operational, market and credit risk; changes in operating expenses and capital expenditures; capital market conditions; rating actions by Moody's, Standard & Poor's and Fitch; competition for new energy development opportunities; results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general economic conditions; natural disasters, acts of war or terrorism; increasing health care costs and the resulting effect on health insurance premiums paid for employees; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; technological developments that could affect the operations and prospects of our subsidiaries or their competitors; legal and administrative proceedings, whether civil or criminal, and settlements that influence business and profitability; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements. Any such forward-looking statements should be considered in light of such factors and others noted in the companies' Form 10-K for the year 2003, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 and other reports on file with the Securities and Exchange Commission.

     Item 7.     Financial Statements and Exhibits.
                 ---------------------------------
                 (c)  Exhibits

                      5.1- Opinion and consent of Robert W. Stahman, Esq., dated August 12, 2004, filed in connection with Registration Statement on Form S-3 (File No. 333-103812)


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

                      5.2- Opinion and consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P., dated August 12, 2004, filed in connection with Registration Statement on Form S-3 (File No. 333-103812)


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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        IDACORP, INC.

                                        By:  /s/Robert W. Stahman
                                                Robert W. Stahman
                                                Vice President, General Counsel
                                                and Secretary


                                        IDAHO POWER COMPANY

                                        By:  /s/Robert W. Stahman
                                                Robert W. Stahman
                                                Vice President, General Counsel
                                                and Secretary



Dated: August 12, 2004


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


                                 Exhibit Index



Exhibit Number           Exhibit
--------------           -------

     5.1- Opinion and consent of Robert W. Stahman, Esq., dated August 12, 2004, filed in connection with Registration Statement on Form S-3 (File No. 333-103812)

     5.2- Opinion and consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P., dated August 12, 2004, filed in connection with Registration Statement on Form S-3 (File No. 333-103812)



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